

Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                                 Aug 31, 2000
Current Due Period Ending                                  Sep 30, 2000
Prior Distribution Date                                    Sep 14, 2000
Distribution Date                                          Oct 13, 2000


Beginning Trust Principal Receivables                  3,836,588,097.46
Average Principal Receivables                          3,836,428,089.12
FC&A Collections (Includes Recoveries)                    62,563,942.68
Principal Collections                                    109,782,387.69
Additional Balances                                       45,086,252.81
Net Principal Collections                                 64,696,134.88
Defaulted Amount                                          24,564,851.61
Miscellaneous Payments                                             0.00
Principal Recoveries                                       1,153,850.68

Beginning Participation Invested Amount                  246,238,507.00
Beginning Participation Unpaid Principal Balance         246,238,507.00
Ending Participation Invested Amount                     240,509,351.77
Ending Participation Unpaid Principal Balance            240,509,351.77

Accelerated Amortization Date                              Feb 28, 2001
Is it the Accelerated Amortization Period?  0=No                      0

OC Balance as % of Ending Participation Invested                 9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC Average                 0
>or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                        246,238,507.00
Numerator for Fixed Allocation                           252,185,639.82
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Applicable Allocation Percentage                                6.4184%
Investor FC&A Collections                                  4,015,623.77

Series Participation Interest Default Amount
Numerator for Floating Allocation                        246,238,507.00
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Floating Allocation Percentage                                  6.4184%
Series Participation Interest Default Amount               1,576,678.16


Principal Allocation Components
Numerator for Floating Allocation                        246,238,507.00
Numerator for Fixed Allocation                           252,185,639.82
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)




Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate,            8.0000%
[Max(b,c)]
(b) Prime Rate minus 1.50%                                      8.0000%
(c) Rate Sufficient to Cover Interest, Yield and                7.0467%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid Principal       246,238,507.00
Balance
(e) Actual days in the Interest Period                               29
Series Participation Monthly Interest, [a*d*e]             1,586,870.38

Series Participation Interest Interest Shortfall                   0.00
Previous Series Participation Interest Interest                    0.00
Shortfall

Additional Interest                                                0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]          5,729,155.23

(a) Investor Principal Collections, [Max(b,h) or e]        4,152,477.07
(b) prior to Accelerated Amort. Date or not Early          4,152,477.07
Amort. Period, [c*d]
(c) Floating Allocation Percentage                              6.4184%
(d) Net Principal Collections                             64,696,134.88
(e) after Accelerated Amort Date or Early Amort            7,216,489.15
Period, [f*g]
(f) Fixed Allocation Percentage                                 6.5734%
(g) Collections of Principal
                                                         109,782,387.69

(h) Minimum Principal Amount, [Min(i,l)]                   2,855,614.97
(i)  Floating Allocation Percentage of Principal           7,046,307.30
Collections
(j)  1.8% of the Series Participation Interest             4,432,293.13
Invested Amount
(k) Series Participation Interest Net Default Payment      1,576,678.16
Amount
(l)  the excess of (j) over (k)                            2,855,614.97

(m) Series Participation Interest Net Default Payment      1,576,678.16
Amount

(n) Optional Repurchase Amount (principal only) at                 0.00
Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections [Sec.      4,015,623.77
4.11(a)]
Series Servicing Fee paid if HFC is not the Servicer               0.00
[Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other than                 0.00
HFC
Series Participation Interest Monthly Interest [Sec.       1,586,870.38
4.11(a)(ii)]
Series Participation Interest Interest Shorfall [Sec.              0.00
4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                             0.00
Series Participation Interest Default Amount [Sec.         1,576,678.16
4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-Offs               0.00
[Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                         410,397.51
Excess [Sec. 4.11(a)(vi)]                                    441,677.72

Series Participation Investor Charge Off [Sec.                     0.00
4.12(a)]

Seller's Interest
                                                       1,345,127,181.41



Series 1996-1  Owner Trust Calculations
Due Period                                                 September  2000
Payment Date                                                  Oct 16, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections                  5,729,155.23
(b) Series Participation Interest Charge Offs                         0.00
(c) Lesser of Excess Interest and Carryover Charge offs               0.00

Accelerated Principal Payment                                    51,299.69

Series Participation Interest Monthly Interest                1,586,870.38

Allocation of Optimum Monthly Principal and Series Part.
Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)         754,007.62


  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)         535,914.60
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)     56,560.00

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.             2,926,622.05
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance subject to Min    2,005,204.33
Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec. 3.05               0.00
(a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance subject to      200,520.44
Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min   596,808.41
Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A to Targeted Principal Balance subject to Min            0.00
Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance subject to Min            0.00
Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)                        51,299.69


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                             0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                            0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                            0.00
  Pay Certificates up to Certificate Minimum Balance or zero-         0.00
Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.             0.00
3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated Certificate - Sec.    189,088.47
3.05(a)(vii)





Allocations of Distributions to Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt subject to OC   596,808.41
Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.         0.00
3.05(a)(vi)

To Designated Certificate Holder up to total Accelerated         51,299.69
Principal Payments
To Designated Certificate Holder up to Holdback Amount          545,508.72
To HCLC any remaining amounts                                         0.00

Principal paid to the Designated Certificate                      2,011.56





Household Consumer Loan
Trust, 1996-1
Series 1996-1  Owner
Trust Calculations
Due Period Ending            Sep 30, 2000
Payment Date                 Oct 16, 2000

Calculation of Interest
Expense

Index (LIBOR)                   6.621250%
Accrual end date, accrual    Oct 16, 2000
beginning date and days      Sep 15, 2000
in Interest Period                     31
                                  Class A          Class B  Certificates      Overcoll
                                                                                Amount
Beginning Unpaid           127,991,484.97    86,183,477.45  8,618,347.75 23,445,196.83
Principal Balance
Previously unpaid                    0.00             0.00          0.00
interest/yield
Spread to index                     0.22%            0.60%         1.00%
Rate (capped at 13%, 15%,       6.841250%        7.221250%     7.621250%
16%)
Interest/Yield  Payable           754,008          535,915        56,560
on the Principal Balance
Interest on previously                  0                0             0
unpaid interest/yield
Interest/Yield Due                754,008          535,915        56,560
Interest/Yield Paid               754,008          535,915        56,560

Summary

Beginning Security            127,991,485       86,183,477     8,618,348    23,445,197
Balance
Beginning Adjusted            127,991,485       86,183,477     8,618,348
Balance
Principal Paid                  2,977,922        2,005,204       200,520       596,808
Ending Security Balance       125,013,563       84,178,273     8,417,827    22,899,688
Ending Adjusted Balance       125,013,563       84,178,273     8,417,827
Ending Certificate                                                     0
Balance as %
Participation Interest
Invested Amount
Targeted Balance              125,064,863       84,178,273     8,417,827
Minimum Adjusted Balance                        49,000,000     4,900,000    13,300,000
Certificate Minimum                                            7,288,395
Balance
Ending OC Amount as                                                         22,899,688
Holdback Amount
Ending OC Amount as                                                                  0
Accelerated Prin Pmts

Beginning Net Charge offs               0                0             0             0
Reversals                               0                0             0             0
Charge offs                             0                0             0             0
Ending Net Charge Offs                  0                0             0             0

Interest/Yield Paid per        $1.1810896       $3.9334729    $2.2219289
$1000
Principal Paid per $1000       $4.6646644      $14.7176750    $7.8773366
